UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23347

Hedge Fund Guided Portfolio Solution

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

ITEM 1	– REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached hereto.

2

HEDGE FUND GUIDED PORTFOLIO SOLUTION

Consolidated Financial Statements

For the Year Ended March 31, 2020

With Report of Independent Registered Public Accounting Firm

Hedge Fund Guided Portfolio Solution

Consolidated Financial Statements

For the Year Ended March 31, 2020

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov and, upon request, by calling (877) 355-1469.

The Fund has adopted Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s proxy voting record (Form N-PX) are available (i) without charge, upon request, by calling (855) 426-9321; and (ii) on the SEC’s website at www.sec.gov.

The Fund’s prospectus and statement of additional information include additional information about the Trustees of Fund and other information about the Fund. These documents are available without charge, upon request, by calling (877) 355-1469.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Hedge Fund Guided Portfolio Solution

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hedge Fund Guided Portfolio Solution and its subsidiary (the “Fund”) as of March 31, 2020, the related consolidated statements of operations and cash flows for the year ended March 31, 2020, and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended March 31, 2020 and for the period November 1, 2018 (commencement of operations) through March 31, 2019, including the related notes, (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations and its cash flows for the year ended March 31, 2020, and the changes in its net assets and the financial highlights for the year ended March 31, 2020 and for the period November 1, 2018 (commencement of operations) through March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the underlying investment fund managers and custodian. We believe that our audits provide a reasonable basis for our opinion.

May 29, 2020

We have served as the auditor of one or more investment companies in the Grosvenor Registered Funds since 2002.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606 T:(312) 298 2000 , F:(312) 298 2001, www.pwc.com/us

Hedge Fund Guided Portfolio Solution

Consolidated Statement of Assets and Liabilities

March 31, 2020

ASSETS

Investments in Investment Funds, at fair value (cost $231,720,028)	$217,892,136
Short term investments (cost $4,676,510)	4,676,510
Cash	2,233,334
Redemptions receivable from investments in Investment Funds	16,077,363
Investments in Investment Funds paid in advance	6,400,000

Total assets	247,279,343

LIABILITIES

Shareholders’ subscriptions received in advance	8,254,000
Repurchase of Shares payable	2,144,610
Advisory fee payable	223,620
Due to Adviser (See Note 2g)	239,181
Professional fees payable	117,945
Distribution fee payable - Class A	105,383
Administration fee payable	74,480
Commitment fee payable	42,121
Other liabilities	29,969

Total liabilities	11,231,309

NET ASSETS	$236,048,034

NET ASSETS

Represented by:
Paid-in Capital	$253,851,047
Distributable earnings	(17,803,013)

NET ASSETS	$236,048,034

NET ASSETS - CLASS I	$153,731,726

NET ASSETS - CLASS A	$82,316,308

Class I Net asset value per Share (Shares outstanding of 160,766.05)	$956.24

Class A Net asset value per Share (Shares outstanding of 88,735.12)	$927.66

The accompanying notes are an integral part of these consolidated financial statements.

Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments

March 31, 2020

Investment Funds*	First Acquisition Date	Cost	Fair Value	% Net Assets	Liquidity**

Event Driven
Canyon Value Realization Fund Ltd.	11/1/2018	$20,924,730	$16,022,941	6.79%	Quarterly
Elliott International Ltd.	1/1/2019	17,812,366	18,364,298	7.78%	Quarterly
Pentwater Merger Arbitrage Fund, Ltd.	8/1/2019	11,924,823	11,422,871	4.84%	Monthly
Wexford Offshore Spectrum Fund	11/1/2018	7,188,138	5,170,755	2.19%	Quarterly

Total Event Driven		57,850,057	50,980,865	21.60%

Long and/or Short Equity
BlackRock European Hedge Fund Limited	4/1/2019	10,750,000	11,799,507	5.00%	Monthly
Redmile Capital Fund, LP (a)	11/1/2018	22,820,000	24,832,059	10.52%	Quarterly
Steadfast International, Ltd.	11/1/2018	21,930,000	21,847,616	9.25%	Quarterly
Tiger Global, Ltd.	11/1/2018	6,221,250	6,342,124	2.69%	Annually
TPG Public Equity Partners-B, Ltd.	10/1/2019	29,000,000	26,066,432	11.04%	Quarterly

Total Long and/or Short Equity		90,721,250	90,887,738	38.50%

Macro/Commodities
Alphadyne Global Rates Fund II, Ltd.	2/1/2020	4,200,000	4,474,255	1.90%	Quarterly
Alphadyne International Fund, Ltd.	9/1/2019	5,100,000	5,797,716	2.46%	Quarterly
Element Capital Feeder Fund Ltd.	1/1/2019	15,500,000	16,072,866	6.81%	Quarterly
SteelMill Fund, Ltd.	7/1/2019	2,494,117	1,969,275	0.83%	Quarterly

Total Macro/Commodities		27,294,117	28,314,112	12.00%

Multi-Arbitrage
ExodusPoint Partners International Fund, Ltd.	11/1/2018	825,000	878,948	0.37%	Quarterly
Magnetar Constellation Fund, Ltd.	11/1/2018	9,428,426	8,452,170	3.58%	Quarterly
Myriad Opportunities Offshore Fund Ltd.	11/1/2018	53,947	51,337	0.02%	(1)
Point72 Capital International, Ltd.	1/1/2020	12,550,000	12,434,835	5.27%	Quarterly
Renaissance Institutional Diversified Global Equities Onshore Fund L.P.(a)	1/1/2020	25,909,731	23,129,175	9.80%	Monthly
Shelter Growth Opportunities Fund, Ltd.	11/1/2018	7,087,500	2,762,956	1.17%	Quarterly

Total Multi-Arbitrage		55,854,604	47,709,421	20.21%

Total Investments in Investment Funds		$231,720,028	$217,892,136	92.31%

The accompanying notes are an integral part of these consolidated financial statements.

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Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (continued)

March 31, 2020

Short-Term Investments	Shares	Cost	Fair Value	% Net Assets

Money Market Fund
BlackRock Liquidity Funds T-Fund Institutional Shares (yield 0.21%)(b)	201	$201	$201	0.00%

Northern Institutional Treasury Portfolio Shares (yield 0.45%)(b)	1,156,577	1,156,577	1,156,577	0.49%

BlackRock Liquidity Funds FedFund Institutional Shares (yield 0.33%)(b)	3,519,732	3,519,732	3,519,732	1.49%

Total Investments in Short-Term Investments		$4,676,510	$4,676,510	1.98%

Total Investments		$236,396,538	$222,568,646	94.29%

Other Assets, Less Liabilities			13,479,388	5.71%

Net Assets			$236,048,034	100.00%

*

Non-income producing investments. The Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees. Investment Funds are restricted securities per Rule 12-12.8 of Regulation S-X.

**	Available frequency of redemptions after initial lock-up period.

(a)

The Investment Fund is held by Series A-C of HFGPS Subsidiary, LLC (the “Sub-Fund”), a wholly owned subsidiary of the Fund. Investment Funds held by the Sub-Fund represents 22.01% of the total investments in Investment Funds.

(b)	The rate shown is the annualized 7-day yield as of March 31, 2020.

(1)	All of the Fund’s remaining interest in the Investment Fund is held in side pockets which are subject to distribution notices.

The following table represents the geographic regions of the Fund’s investments based on the investment mandate of each Investment Fund:

Percent of Investments in
Geographic Location	Investment Funds
Asia	0.02%
Europe	5.42%
Global	70.67
United States/Canada	23.89

Total	100.00%

The following table describes the investments held within each investment category:

(a) Event Driven This investment category includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers.

Notice Period	Redemption Restrictions and Terms*
60 - 93 Days	0-2 years.

The accompanying notes are an integral part of these consolidated financial statements.

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Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (continued)

March 31, 2020

(b) Long and/or Short Equities This investment category includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions.

Notice Period	Redemption Restrictions and Terms*
34 - 60 Days	0-2 years.

(c) Macro/Commodities This investment category includes the Investment Funds that invest in a variety of instruments including global currencies, interest rates, sovereign debt and commodities based on an analysis of many broad factors including: global monetary and trade policy, geopolitical events, supply and demand, global investor sentiment and various technical factors.

Notice Period	Redemption Restrictions and Terms*
63 - 96 Days	0-1 year.

(d) Multi-Arbitrage This investment category includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference.

Notice Period	Redemption Restrictions and Terms*
45 - 90 Days	0-2 years.
Side pocket & liquidating vehicle arrangements exist for 0.11%** of the Investment Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects the percentage of fair value of investments in each respective investment category.

The accompanying notes are an integral part of these consolidated financial statements.

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Hedge Fund Guided Portfolio Solution

Consolidated Statement of Operations

For the Year Ended March 31, 2020

NET INVESTMENT INCOME
Dividend income	$148,599

EXPENSES
Advisory fee	983,100
Distribution fee expense - Class A	410,236
Professional fees	303,316
Administration fee	286,286
Offering cost expense	198,422
Registration fees	176,744
Board of Trustees’ compensation	150,000
Commitment fees	96,371
Interest expense	23,756
Expense recoupment (See Note 2g)	239,181
Other expenses	144,535

Total expenses	3,011,947

Net investment loss	(2,863,348)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	(1,007,715)

Change in net unrealized appreciation/(depreciation) on investments	(14,469,807)

Net realized and unrealized gain/(loss) on investments	(15,477,522)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,340,870)

The accompanying notes are an integral part of these consolidated financial statements.

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Hedge Fund Guided Portfolio Solution

Consolidated Statements of Changes in Net Assets

Net Assets, November 1, 2018 (commencement of operations)	$–

Shareholders’ subscriptions	24,129,000

Net increase in Net Assets resulting from capital transactions	24,129,000

Net investment loss	(104,058)

Change in accumulated net unrealized appreciation/(depreciation) on investments	641,915

Net increase in Net Assets resulting from operations	537,857

Net Assets, March 31, 2019	24,666,857

Shareholders’ subscriptions	232,861,188

Shareholders’ interests repurchased	(3,139,141)

Net increase in Net Assets resulting from capital transactions	229,722,047

Net investment loss	(2,863,348)

Net realized gain/(loss)	(1,007,715)

Change in accumulated net unrealized appreciation/(depreciation) on investments	(14,469,807)

Net decrease in Net Assets resulting from operations	(18,340,870)

Net Assets, March 31, 2020	$236,048,034

The accompanying notes are an integral part of these consolidated financial statements.

7

Hedge Fund Guided Portfolio Solution

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in Net Assets resulting from operations	$(18,340,870)
Adjustments to reconcile net decrease in Net Assets resulting from operations to net cash used in operating activities:
Change in net unrealized (appreciation)/depreciation on investments	14,469,807
Net realized (gain)/loss from investments	1,007,715
Purchases of Investment Funds	(249,817,785)
Proceeds from the sale of Investment Funds	43,292,620
Purchases of short-term investments, net	(2,287,585)
(Increase)/Decrease in operating assets:
Due from Adviser	209,844
Deferred offering costs	198,422
Increase/(Decrease) in operating liabilities:
Advisory fee payable	202,145
Due to Adviser	239,181
Professional fees payable	49,445
Distribution fee payable - Class A	105,383
Administration fee payable	42,928
Commitment fee payable	42,121
Organizational expenses payable	(114,826)
Facility fees payable	(5,288)
Other liabilities	18,766

Net cash used in operating activities	(210,687,977)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shareholders’ subscriptions	212,482,000
Payments for Members’ interests repurchased	(994,531)
Proceeds from bank note	30,900,000
Payments on bank note	(30,900,000)

Net cash provided by financing activities	211,487,469

Net increase in cash	799,492

Cash at beginning of year	1,433,842

Cash at end of year	$2,233,334

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest	$23,756

Non cash activity
Exchange of Investment Fund interests	$20,581,731

The accompanying notes are an integral part of these consolidated financial statements.

8

Hedge Fund Guided Portfolio Solution

Consolidated Financial Highlights

The following represents certain ratios to average Net Assets, total return, and other supplemental information for the period indicated:

	Class A	Class I
	For the year ended March 31, 2020	For the year ended March 31, 2020	November 1, 2018 (commencement of operations) through March 31, 2019**
Per Share operating performance: *
Net asset value per Share, beginning of year/period	$1,000.00	$1,022.97	$1,000.00

Income/(loss) from investment operations:
Net investment loss	(20.93)	(13.65)	(5.59)
Net realized and unrealized gain/(loss) from investments operations	(51.41)	(53.08)	28.56

Total income/(loss) from investment operations	(72.34)	(66.73)	22.97

Distributions to Shareholders from net investment income	-	-	-

Net asset value per Share, end of year/period	$927.66	$956.24	$1,022.97

Ratios to average Net Assets: (a)
Net investment loss - net of expense limitation reimbursement (b)	(2.30%)	(1.43%)	(1.46%)

Expenses - gross of expense limitation reimbursement (b)	(2.39%)	(1.52%)	8.75%

Expenses - net of expense limitation reimbursement (b)	(2.39%)	(1.52%)	1.51%

Total return (c)	(7.23%)	(6.52%)	2.30%

Portfolio turnover rate: (d)	38.98%	38.98%	0.00%

Net Assets, end of year/period ($000)	$82,316	$153,732	$24,667

*	Based on Shares outstanding at the end of each month.

**

The ratios, excluding portfolio turnover rate and total return, for this period have been annualized. All non-recurring expenses, including those related to the organization of the Fund have not been annualized.

(a)	Average Net Assets is determined by using the net assets as of the first day of the fiscal period and at the end of each month during the period.

(b)

Ratio does not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations, range from 0.04% to 6.90% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 30% of profits earned (unaudited).

(c)

Total return is not annualized. Total return is based on the combination of changes in the net asset value per Share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per Share at the time of reinvestment

(d)	The ratio excludes in-kind transactions

The accompanying notes are an integral part of these consolidated financial statements.

9

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements

March 31, 2020

1. Organization

Hedge Fund Guided Portfolio Solution (the “Fund”) was organized as a Delaware statutory trust on April 12, 2018, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on November 1, 2018.

The Fund’s primary investment objective is to seek absolute returns with low to moderate volatility and with minimal correlation to the global equity and fixed income markets while preserving capital. The Fund invests primarily through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Fund seeks to implement its investment objective by investing in Investment Funds that will invest both long and short, in a wide range of “alternate” investment strategies.

The Fund will make the election to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (i.e. a 1099-issuing “RIC”).

The Board of Trustees (the “Board”) has overall responsibility to manage and supervise the operations of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Under the supervision of the Board and pursuant to an investment advisory agreement, Grosvenor Capital Management L.P., (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of the Fund as well as all portfolio management and investment advisory services.

The Fund holds certain investments in the HFGPS Subsidiary, LLC (the “Sub-Fund”), a Delaware limited liability company and wholly owned subsidiary of the Fund.

The Fund operates two share classes, Class I Shares (“Class I”) and Class A Shares (“Class A”). Class A commenced operations on April 1, 2019. All Shares issued prior to April 1, 2019 have been designated as Class I Shares in terms of rights accorded and expenses borne. Class I and Class A Shares are subject to different fees and expenses.

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Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies

a. Basis of Presentation

The Adviser has determined that the Fund meets the requirements of an investment company and as a result, maintains its accounting records and has presented these consolidated financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”).

The accompanying consolidated financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) and are stated in United States Dollars (“U.S. Dollars” or “$”). The following is a summary of the significant accounting and reporting policies used in preparing the consolidated financial statements:

b. Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established primarily to hold and manage certain Investment Funds. As of March 31, 2020, the Fund owns 100% of the Sub-Fund. The Fund’s investment in the Sub-Fund, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

c. Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying consolidated notes. Management believes that the estimates utilized in preparing the Fund’s consolidated financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

d. Income Taxes and Distributions

The Fund is classified as a corporation for federal income tax purposes, and intends to elect to be treated, and expects each year to qualify as a RIC under Subchapter M of the Code. The Fund has elected to have a tax year end of September 30. The Fund intends to annually distribute to its Shareholders substantially all of its ordinary income and net realized gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these consolidated financial statements.

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Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

d. Income Taxes and Distributions (continued)

As of March 31, 2020, and based on cost for federal income tax purposes as of September 30, 2019, the tax cost and unrealized appreciation (depreciation) of the investments held by the Fund, were as follows:

Investment Funds

Tax Cost Basis of Investments	$237,347,942

Gross Unrealized Appreciation	$3,238,368
Gross Unrealized Depreciation	(18,017,664)

Net Unrealized Appreciation/(Depreciation)	$(14,779,296)

The tax basis of undistributed earnings for the fiscal tax year ended September 30, 2019, shown below represents distribution requirements that will be met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax requirements and the capital loss carryforward as of the tax year end. The capital loss carryforward is not subject to expiration. The capital loss carryforwards will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to Shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Qualified Late Year Loss Deferrals*	Net Unrealized Appreciation/ (Depreciation)

$ -	$ -	$(50,182)	$ (242,474)	$ (1,089,940)

*

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended September 30, 2019, the Fund incurred a late year ordinary loss $242,474, which it will elect to defer to the tax year ended September 30, 2020.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2020, relates to cumulative differences between tax and GAAP financial statement reporting requirements related to passive foreign investment company (“PFIC”) and partnership investments.

12

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

d. Income Taxes and Distributions (continued)

The authoritative guidance on accounting for and disclosure of uncertainty in any significant tax positions requires management to determine whether a tax position of the Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Therefore no additional tax expense, including any interest or penalties was recorded for the year ended March 31, 2020. To the extent the Fund is required to record interest and penalties, they would be included in income tax expense on its Consolidated Statement of Operations.

Under the respective statute of limitations, the Fund is generally subject to examinations by taxing authorities for up to three years from the date of filing. The Fund has no examinations in progress.

e. Security Transactions

Purchases of investments in the Investment Funds are recorded as of the first day of legal ownership of an Investment Fund and redemptions from the Investment Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Investment Funds are recorded at the time of the disposition of the respective investment based on specific identification. Short-term investment transactions are recorded on trade date.

For the year ended March 31, 2020, aggregate purchases and sales of the Investment Funds amounted to $269,482,785 and $59,368,643, respectively.

The Fund may receive interest in an Investment Fund in exchange for its interest in a separate Investment Fund managed by the same Investment Manager. Additionally, the Fund may receive an in-kind distribution in exchange for its interest in an Investment Fund managed by an investment manager. These transactions are executed based on the fair value of the Investment Fund on a trade date and do not result in a movement of cash between the Fund and the Investment Manager. These transactions, if any, are included as a supplemental disclosure on the Consolidated Statement of Cash Flows. Any gain or loss associated with these transactions is recognized as a component of Net realized gain/(loss) from investments in Investment Funds.

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Hedge Fund Guided Portfolio Solution

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

f. Capital Transactions

Class I and Class A shares of the Fund (“Shares”) purchased by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. Investors who purchase Shares of the Fund in the offering, and other persons who acquire Shares, will become shareholders of the Fund (“Shareholders”).

Because the Fund is a closed-end investment company, Shares are not redeemable at the option of Shareholders and are not exchangeable for Shares of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Shares at the Shareholders’ capital account value, Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Shares by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Shares. Because the Fund’s investments in Investment Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Shareholders whose Shares are accepted for repurchase also bear the risk the Fund’s Shareholders’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Shares are valued for the purpose of repurchase.

The Fund may, from time to time, offer to repurchase Shares from its Shareholders pursuant to written tenders by Shareholders. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders four times each year, effective as of the last day of each calendar quarter. Shareholders can only transfer or assign Shares under certain limited circumstances. Share repurchases are recognized as liabilities when the amount becomes fixed and determinable. This generally will occur on the last day of a fiscal period.

g. Fund Expenses

GRV Securities LLC (“GSLLC”), an affiliate of the Adviser, serves as the distributor of Shares (the “Distributor”) for the Fund. For the year ended March 31, 2020, distribution fees related to the Distributor were $410,236. Shares may be purchased through the Distributor or brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor.

In connection with Class A Shares of the Fund, under a plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Class A Plan”), the Fund pays the Distributor or a designee a distribution and/or service fee equal to 0.75% per annum of the aggregate net asset value of the Fund’s Class A Shares outstanding, determined as of the last calendar day of each month (“Distribution and Service Fee”). The Distribution and Service Fee is payable

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

g. Fund Expenses (continued)

monthly. Because this fee is paid out of Class A’s assets on an on-going basis, over time this fee will increase the cost of a Class A Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges. The Distributor or designee may transfer or re-allow all or a portion of the Distribution and Service Fee to certain intermediaries. Class I Shares are not subject to a Distribution and Service Fee.

The Fund bears certain expenses incurred in its business, including, but not limited to, the following: all costs and expenses directly related to portfolio transactions; legal fees; accounting and auditing fees; custodial fees; fees paid to the Fund’s administrator; costs of insurance; service and sub-accounting fees; Advisory Fees (as defined in Note 6); advisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Fund’s transactions between the Adviser and any custodian or other agent engaged by the Fund; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Investment Funds are not included in expenses reported on the Consolidated Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

The Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator and Transfer Agent”) to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services, and to act as the registrar and transfer agent. The Bank of New York Mellon (the “Custodian”) serves as the custodian of the assets of the Fund. The Fund pays a monthly fee to the Administrator, Transfer Agent and Custodian based primarily upon month-end Net Assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of each class of the Fund to 0.80% per annum of the Fund’s average monthly net assets attributable to such class (the “Expense Limitation”) not including the Advisory Fee, Class A Distribution and Service Fee, investment-related costs and expenses (which includes Investment Fund fees and expenses), taxes, interest and related costs of borrowing, brokerage commissions, payments to certain financial intermediaries for providing servicing, sub-accounting, recordkeeping and/or other administrative services to the Fund and any extraordinary expenses of the Fund. In consideration of the Adviser’s agreement to limit the Fund’s expenses, each class of the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the time the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but will be limited

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

g. Fund Expenses (continued)

to the lesser of (a) the expense cap in effect at the time of a waiver and (b) the expense cap in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until July 31, 2020, and will terminate unless renewed by the Adviser.

As of March 31, 2020, the Adviser may potentially recoup the following amounts from the Fund through the respective expiration dates indicated:

Expiration	March 31, 2023	March 31, 2022	March 31, 2021
Amount available for recoupment	$–	$701,881	$–

During the year ended March 31, 2020, the Adviser recouped $239,181 and the amount is payable as of March 31, 2020.

h. Organization and Offering Costs

Organization expenses consist of costs incurred to establish the Fund and enable them legally to do business. These expenses are paid by the Fund and charged to expenses as incurred. Offering costs include registration fees and fees regarding the preparation and printing of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized over twelve months on a straight- line basis.

i. Other

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchase notice becomes fixed, which generally occurs on the last day of the fiscal year. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2020, are reflected as Repurchase of Shares payable on the Consolidated Statement of Assets and Liabilities at March 31, 2020.

Cash represents cash in banks. In circumstances when Federal Deposit Insurance Corporation insured limits are exceeded, the risk of default depends on the creditworthiness of The Bank of New York Mellon. Through March 31, 2020, the Fund has not experienced any losses in such accounts and the Adviser monitors the creditworthiness of the counterparties in an attempt to mitigate risk of loss.

Dividend income is recognized on the ex-dividend date. Interest income is recorded on the accrual basis.

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

3. Portfolio Valuation

Pursuant to Fund’s valuation policies, the Fund’s Board has delegated to the Adviser the general responsibility for valuation of the investments subject to oversight by the Board. The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the Net Asset Value (“NAV”) of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or Investment Manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material.

In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Fund’s valuation procedures. All adjustments to fair value made by the Adviser are reviewed and approved by Grosvenor’s Valuation Committee, subject to Board approval.

The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. However, some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may fluctuate significantly. As of March 31, 2020, the Fund’s investments in side pockets or special liquidating vehicles represented 0.02% of the Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the right of their investors, such as the Fund, to withdraw capital. The primary restrictions applicable to Investment Funds as of March 31, 2020, are described in detail on the Fund’s Consolidated Schedule of Investments.

The Fund prioritizes the inputs to valuation techniques used to measure fair value. In accordance with Accounting Standards Update (“ASU”) No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”), investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. When the Adviser believes the reported NAV per share (or its equivalent) of an Investment Fund is not representative of fair value, the Adviser categorizes the investment in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”).

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

3. Portfolio Valuation (continued)

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. In accordance with ASC 820, the Fund has categorized its financial instruments into a three level fair value hierarchy. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The levels of the fair value hierarchy are defined as follows:

•

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly. These inputs include (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable.

•	Level 3 - Inputs that are unobservable.

Inputs are used in applying valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. If the inputs used to measure an investment fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The determination of the significance of a certain input and what constitutes an observable input requires judgment by the Adviser. The categorization of an investment within the hierarchy is based upon the observable inputs of each investment and does not necessarily correspond to the Adviser’s perceived risk of the investment. The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. Thus, an Investment Fund with all of its underlying investments classified as Level 1 may be classified as a Level 2 or Level 3 investment.

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

3. Portfolio Valuation (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2020:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2020
Investment Funds measured at NAV	$–	$–	$–	$217,892,136
Short-term Investments	4,676,510	–	–	4,676,510
Total Investments	$4,676,510	$–	$–	$222,568,646

The level classifications in the table above may not be indicative of the risk.

4. Capital Commitments of the Fund to the Investment Funds

Certain Investment Funds require the Fund to commit, as of the date of the Fund’s initial investment in the Investment Funds, to fund future investments in the Investment Funds. These Investment Funds may, at their sole discretion, require the Fund to fund all or a portion of the Fund’s unfunded commitment amount at any time during a commitment period, which generally extends for multiple years from the date of the Fund’s initial investment in such Investment Fund. The Fund’s commitment to fund future investments with respect to these Investment Funds is reduced by the amount of capital subsequently “called” by such Investment Funds after the initial investment. At year-end, $11,553,750 of committed capital remains unfunded.

5. Credit Facility

The Fund may borrow from time to time on a short-term basis for liquidity purposes and has established a committed U.S. Dollar denomination credit facility (the “Facility”) with one financial institution. The Facility is shared with several other affiliated funds which are managed by the Adviser and will terminate on October 19, 2020. The Facility contains annual renewal provisions. Under the terms of the Facility, the Fund may draw up to $38,900,000 subject to a combined maximum amount of $486,900,000. The Facility is subject to annual fees related to any unused portion of the Facility which are allocated based on the amount available to the Fund. Under the terms of the Facility, the Fund is subject to, among other things, Investment Fund liquidity tests and Investment Fund concentration tests. In the event that the Fund breaches certain of the liquidity concentration covenants, the Fund’s ability to borrow is reduced. Facility fees payable, as reflected on the Consolidated Statement of Assets and Liabilities, represents unused borrowing under the Facility which accrues and compounds interest daily based on the base rate of the financial institution plus a spread. As of March 31, 2020, the Fund has no loan payable outstanding on the Consolidated Statement of Assets and Liabilities. During the year ended March 31, 2020, the Fund had average outstanding borrowings of $491,008 with an average interest rate of 4.75%. Maximum borrowings of $18,600,000, were outstanding for two days during the year ended March 31, 2020.

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

6. Related Party Transactions

The Board is made up of six Board members, five of whom are not “interested persons,” as defined by the 1940 Act, (the “Independent Trustees”). The Independent Trustees each receive annual compensation in the amount of $30,000 for their services to Fund. All compensation to the Independent Trustees is paid by the Fund. All Independent Trustees may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Trustees.

The Fund incurred $150,000 of Independent Trustees’ compensation fees, for the year ended March 31, 2020, of which none was payable as of March 31, 2020. The total fees and expenses (including compensation) of the Independent Trustees and Fund Officer are shown on the Fund’s Consolidated Statement of Operations.

The Adviser generally bears all of its own expenses incurred in providing services to the Fund, except that the Fund reimburses the Adviser for certain out-of-pocket costs and expenses incurred in connection with the operation of the Fund. Any such costs and expenses will not exceed 0.05% per annum of the Fund’s average month-end net assets. During the year ended March 31, 2020, the Fund reimbursed the Adviser $31,298 for out-of-pocket costs, which is included in Other Expenses in the Consolidated Statement of Operations.

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Fund pays the Adviser a monthly fee at an annual rate of 0.55% (the “Advisory Fee”) based on the Fund’s net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2020, the Advisory Fee was $983,100.

7. Risks

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts and equity swaps. However, as a result of the investments by the Fund as a limited partner, member or shareholder, the Fund’s liability with respect to its investments in the Investment Funds is generally limited to the NAV of its interest in each Investment Fund. Because the Fund is a closed-end investment company, Shares are not redeemable at the option of Shareholders and are not exchangeable for of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Shares at the Shareholders’ net asset value, Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding. Because the Fund’s investments in Investment Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Shareholders whose Shares are accepted for repurchase also bear the risk that the Fund’s Shareholders’ net asset value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Shares are valued for the purpose of repurchase.

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

7. Risks (continued)

As described in the footnotes of the Fund’s Consolidated Schedule of Investments and in Note 3, some Investment Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Fund. Liquidity risk is the risk that the Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Investment Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Fund’s control, such as a general market disruption or an operational issue affecting the Fund or third parties, including the Investment Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Fund’s capital investment in the Investment Funds can be withdrawn on a limited basis. As a result, the Fund may not be able to liquidate quickly some of its investments in the Investment Funds in order to meet liquidity requirements or respond to market events.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund’s investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Fund and potentially for each Investment Fund.

The Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine its judgment regarding: (i) its selection of Investment Funds for the Fund and (ii) the amount of assets to be allocated to each such Investment Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Funds. Such reports currently consist of historical simulation analyses, historical simulation stress tests and scenario analyses, forward-looking analyses, look-through exposure analyses, portfolio liquidity analyses, Value at Risk analyses, portfolio optimization and factor analyses.

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) better alternatives for investing the capital invested in such strategy; (ii) changes in the expectations for the strategy; (iii) a manager specific event at the Investment Fund; or (iv) changes in the investment or economic environment.

The Adviser monitors certain aspects of Investment Fund performance, stays abreast of current developments affecting Investment Funds and communicates from time to time with Investment Managers of Investment Funds to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

7. Risks (continued)

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Investment Funds provide position-level transparency, Investment Managers of Investment Funds typically provide aggregated, portfolio-level information with respect to the invested positions and risk profile of their Investment Funds. This information typically includes, but may not be limited to, data related to each Investment Fund’s long, short, gross, and net exposure, industry sector and geographic exposure (where appropriate), concentration, and leverage. The information set provided by Investment Managers of Investment Funds varies depending upon their strategy focus and investment style. This summary-level risk statistics are augmented through on-going conversations with the Investment Managers of the Investment Funds and, together, are intended to provide an overall view of the Investment Fund’s risk exposure.

There has been a global outbreak of a coronavirus (COVID-19). This public health emergency has significantly impacted the global economy and may materially and adversely impact the value and performance of the Fund’s investments in the future. Any related financial impact cannot be reasonably estimated at this time.

8. Guarantees

Under the Fund’s organizational documents, its Independent Trustees and fund officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

9. Share Capital

Shares are offered monthly at the NAV of the Fund, which will vary. For the year ended March 31, 2020, the following Share transactions occurred:

	Beginning Shares	Purchase Shares	Purchase Dollars	Reinvested Shares	Reinvested Dollars	Redemption Shares	Redemption Dollars	Outstanding Shares
Class I	24,112.95	138,717.93	$142,590,000	-	$-	(2,064.83)	$(2,010,681)	160,766.05
Class A	-	89,889.27	$90,271,188	-	$-	(1,154.15)	$(1,128,460)	88,735.12

For the period from November 1, 2018 (commencement of operations) to March 31, 2019, the following Share transactions occurred:

	Beginning Shares	Purchase Shares	Purchase Dollars	Reinvested Shares	Reinvested Dollars	Redemption Shares	Redemption Dollars	Outstanding Shares
Class I	-	24,112.95	$24,129,000	-	$-	-	$-	24,112.95

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Notes to Consolidated Financial Statements (continued)

March 31, 2020

9. Share Capital (continued)

At March 31, 2020, the Fund had one Member who held 13.8% of the Fund’s Members’ Capital. Investment activity of this Member could have a material effect on the Fund’s Members’ Capital.

10. Subsequent Events

The Fund has evaluated all subsequent events through the date that the consolidated financial statements were issued and noted no material events requiring disclosure.

23

Fund Management (Unaudited)

June 2020

Information regarding each of the Trustees and Officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and Officer is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Fund Complex consists of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Hedge Fund Guided Portfolio Solution.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Independent Trustees

Henry S. Bienen (Born 1939)	Since June 19, 2018	President Emeritus (since 2009) and President (1995 to 2009) of Northwestern University.	4

Trustee

Mr. Bienen currently serves on the boards of directors of Lucas Museum of Narrative Art, MetroSquash, Qatar Foundation Advisory Board, Rasmussen College and its parent holding company FAH, Ryan Specialty Group, and Steppenwolf Theatre. He is President and a board member of the Poetry Foundation, a member of Rasmussen College Academic Council, Chair of the Advisory Board of Vistria Private Equity Fund, a member of the Advisory Board of the Qatar Foundation, a consultant on Walmart’s Anti-Opioid Commission, and a board member emeritus of the Chicago Council on Global Affairs.

Mr. Bienen previously served on the boards of Chicago Public Schools (2015), Ithaka Harbors, Onconova Therapeutics, Inc., UI Labs, and Gleacher and Company and as a consultant and advisor to the Hindustan Times.

Alan Brott (Born 1942) Trustee	Since June 19, 2018	Consultant (since 1991); Former Partner of Ernst & Young. Mr. Brott serves as a Manager of Neuberger Berman Funds (19 funds); a Manager of Man FRM Alternative Multi-Strategy Fund; and a Trustee of Stone Harbor Partners Funds (9 funds).	4

		Mr. Brott also served as Associate Professor, Columbia University (2000-2017).

Brian P. Gallagher (Born 1967) Trustee	Since June 19, 2018	Partner, Twin Bridge Capital Partners (since 2005); Principal, UIB Capital, Inc. (Investment Bank)(2005); and Partner, PPM America Capital Partners, LLC (Private Equity)(1997-2005).	4

		Mr. Gallagher serves as a Member of the Board of Directors of Twin Bridge Capital Partners and HFS Chicago Scholars.

Victor J. Raskin (Born 1944) Trustee	Since June 19, 2018	Chief Investment Officer, YMCA Retirement Fund (2000-2010); Consultant, YMCA Retirement Fund (2011-2019); and Independent Board Member, Q India Equity Fund (2013-2018).	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Independent Trustees

Thomas G. Yellin (Born 1953) Trustee	Since June 19, 2018	President, The Documentary Group (since 2005); President, Ten Times Ten LLC (since 2009); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002).	4

Mr. Yellin currently serves on the board of directors of Animoto and serves as a manager of Neuberger Berman Funds (19 funds) and of Man FRM Alternative Multi-Strategy Fund.

Interested Trustees

Scott J. Lederman (Born 1956) Trustee, Chief Executive Officer and President	Since April 12, 2018	Managing Director (2000-Present), Grosvenor Capital Management, L.P. Mr. Lederman also serves on the board of directors of GCM Grosvenor Alternative Funds ICAV and GCM Grosvenor Alternative Funds Master ICAV.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Officers who are not Trustees

Kathleen P. Sullivan (Born 1974) Chief Financial Officer and Treasurer	Since June 4, 2018

Managing Director, Finance (2019-Present), Senior Vice President, Finance (2015-2019), Vice President, Finance (2005-2015), Grosvenor Capital Management, L.P. Ms. Sullivan also serves as the Financial and Operations Principal for the Distributor and as the Statutory Auditor of GCM Investments Japan KK.

Girish S. Kashyap (Born 1981) Chief Legal Officer, Vice President and Secretary	Since June 4, 2018

Managing Director, Legal (2018-Present), Senior Vice President, Legal (2014-2018), Vice President, Legal (2010-2014) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).

Michael M. Sullivan (Born 1971) Chief Compliance Officer	Since June 4, 2018

Principal, Compliance (2019-Present), Vice President, Legal and Compliance (2015-2019), Grosvenor Capital Management, L.P.; Independent Compliance Consultant (2014-2015); Director, Compliance (2011-2014), Charles Schwab & Co., Inc.; and Compliance Analyst (2009-2011), AXA Rosenberg Investment Management LLC.

Brienne L. Einstein (Born (1992)	Since September 19, 2019	Associate, Finance (2016-Present), Grosvenor Capital Management, L.P.; Ernst and Young, LLP (2014-2016).

Assistant Treasurer
*	Each Trustee and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

CONSIDERATION OF ADVISORY AGREEMENTS DURING

EXECUTIVE SESSION

At the Board meeting held on March 24, 2020, the Independent Directors met with their independent counsel in an executive session in order to consider the continuation of the Advisory Agreements for the Funds (as defined below) for an additional one-year term. In considering whether to approve the Advisory Agreements, the Independent Directors reviewed a meeting book and other materials from both their counsel and the Adviser which included, among other things: (i) the memorandum prepared by independent counsel outlining the duties and responsibilities of the Directors in considering the approval of the Advisory Agreements (the “Memo”); (ii) the Advisory Agreements; (iii) the Management Agreements; (iv) independent counsel’s 15(c) information request letter to the Adviser on behalf of the Board of each of Grosvenor Master, Grosvenor TI 1 and Grosvenor TI 2 (collectively, the “Grosvenor Funds”) and, separately, Hedge Fund Guided Portfolio Solution (“HFGPS” and, together with the Grosvenor Funds, the “Funds”) and the Adviser’s memorandum containing its responses to independent counsel’s 15(c) information request letter and supplemental materials thereto; (v) performance information on, and expense ratios of, comparable registered investment companies; (vi) information relating to the pro-forma profitability of the Funds to the Adviser; and (vii) information regarding the organizational depth of Grosvenor. The description of the Boards’ considerations are presented in a single document for convenience, The Boards considered the relevant agreements for the Grosvenor Funds and HFGPS separately based on the separate information provided in respect of each of them.

The Independent Directors discussed with their independent counsel the legal standards regarding the approval of the Advisory Agreements under the 1940 Act, including recent judicial decisions, and reviewed the information included in the materials relevant to their approval of the Advisory Agreements. The Independent Directors also noted that they receive information regarding the Funds and their expenses and performance, as well as other relevant information, periodically throughout the year, which assists in a comprehensive consideration of information about the Funds and Adviser. After discussing a range of issues, the Independent Directors considered, in particular, the following factors:

The nature, extent and quality of services provided by the Adviser. The Independent Directors reviewed the services that the Adviser has provided to the Funds. They considered the size and experience of the Adviser’s staff, its depth of expertise and the quality of services that the Adviser had delivered. The Independent Directors took into account detailed discussions they had with officers and other personnel of the Adviser regarding the management of investments in accordance with the stated investment objective and policies of Grosvenor Master and HFGPS and the types of transactions entered into on their behalf. During these discussions throughout the year, the Independent Directors had asked detailed questions of, and received answers from, the officers and other personnel of the Adviser regarding the implementation of each fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to Grosvenor Master and HFGPS, the Independent Directors considered that the Adviser also provides certain management, administrative and other services pursuant to the Advisory and Management Agreements to each feeder fund of the Grosvenor Funds. The Independent Directors noted that the Adviser has administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Independent Directors also considered the Funds’ compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Independent Directors’ experience with the Funds, the Independent Directors concluded that the services provided to the Funds by the Adviser under the Advisory Agreements were of a high quality and benefit to the Funds.

Investment Performance of the Funds. The Independent Directors considered the history, experience, resources and strengths of the Adviser in developing and implementing the investment strategies used by Grosvenor Master and HFGPS. The Independent Directors also considered the Adviser’s deep expertise in managing funds of hedge funds. For each Fund, the Independent Directors reviewed its investment performance and compared it to the performance of various indices and similarly structured registered funds of hedge funds, and considered the Adviser’s portfolio structure in light of its goals. The Independent Directors acknowledged the Adviser’s explanation of performance differences and concluded that the Funds’ performance was satisfactory for purposes of approving the Advisory Agreements.

Cost of services provided and profits realized by the Adviser from the relationship with the Funds. The Independent Directors reviewed and considered information from the Adviser regarding the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating the Funds’ profitability to the Adviser. The Independent Directors considered the cost of the services provided by the Adviser to the Funds and the revenue derived by the Adviser. The Independent Directors concluded that the extent of the Adviser’s profitability and the nature, extent and quality of the services provided supported the continuation of the Advisory Agreements.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect these economies of scale for the benefit of investors. The Independent Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable the Funds to participate in these economies of scale. The Independent Directors noted that assets for each of the Grosvenor Funds have decreased over recent years and that HGPFS only recently commenced operations and had raised modest assets. In consideration of these and other factors, the Independent Directors determined that no changes were currently necessary to the Funds’ fee structure. The Independent Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit the issue of economies of scale no later than when they next review the investment advisory fees.

Fees and Services Provided For Other Funds of Hedge Funds Managed by the Adviser. The Independent Directors received and considered information regarding the investment advisory/management fee rates for other funds of hedge funds, discussed private funds managed by the Adviser and reviewed the differences in the product structures and fee differences, and business justifications, and concluded the differences appeared justified.

Conclusion. No single factor was determinative to the decision of the Independent Directors. Based on the foregoing and such other matters as were deemed relevant, the Independent Directors concluded that the fee rates under the Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arms’ length bargaining, and determined to approve the continuance of the Advisory Agreements for the coming year.

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brott and Gallagher are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $148,000 and $118,000, respectively. Audit fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(b)	Audit-Related Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

(c)	Tax Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively.

(d)	All Other Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would consider at that meeting whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2020, and March 31, 2019, was zero.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2020, were $0 and $866,200, respectively.

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2019, were $0 and $733,800, respectively.

(h)

The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated to Grosvenor Capital Management, L.P. (“GCMLP” or the “Firm”) the responsibility to vote proxies related to portfolio securities. The Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). GCMLP manages or advises various investment vehicles and accounts (each such investment vehicle or account, a “GCMLP-Managed Account”), including the Registrant.

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like GCMLP to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes requests to vote securities (“Proxy Requests”) in the best interests of its clients.

Pursuant to Rule 206(4)-6, GCMLP has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that GCMLP votes Proxy Requests in the best interests of its clients. The following subsections describe provisions of GCMLP’s Proxy Policies that are relevant to the Fund.

Best Economic Interest Standard

Unless GCMLP agrees otherwise with a GCMLP-Managed Account, GCMLP votes on and makes voting recommendations on Proxy Requests in what it believes to be the best economic interests of the respective GCMLP-Managed Account and consistent with the respective GCMLP-Managed Account’s investment objectives and constraints. In doing so, GCMLP focuses on economic factors that have a material effect on the return and risk of the applicable investment based on appropriate investment time horizons consistent with the respective GCMLP-Managed Account’s investment objectives.

Unless GCMLP agrees otherwise with a GCMLP-Managed Account, GCMLP does not vote on or make voting recommendations on Proxy Requests on behalf of GCMLP-Managed Accounts that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting environmental, social, or governance goals.

When evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best economic interests of a GCMLP-Managed Account, GCMLP may treat environmental, social, or governance goals as economic factors when GCMLP believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing environmental, social, or governance goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When GCMLP determines that voting on or making a voting recommendation on a Proxy Request is in the best economic interests of a GCMLP-Managed Account, GCMLP may take such action even though doing so might also advance environmental, social, or governance goals that are not economic factors.

Differing Actions on Proxy Requests

Because GCMLP is subject to different voting standards for different GCMLP-Managed Accounts, GCMLP may take different actions on Proxy Requests for different GCMLP-Managed Accounts. Furthermore, GCMLP may take different actions or make different recommendations for different GCMLP-Managed Accounts if it believes that each action taken or recommendation is in the best interest of the respective GCMLP-Managed Account.

Best Efforts to Vote and Exceptions

GCMLP makes best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, there may be circumstances in which GCMLP abstains from taking action.

GCMLP makes best efforts to act upon and make recommendations on Proxy Requests. However, GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP does not believe that the Proxy Request provides sufficient detail to support a decision.

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected GCMLP Fund that might result from adopting or rejecting the proposal in question.

In certain countries, shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and the resulting share blocking of the security.

In certain countries, an owner of a company’s shares must re-register the shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a shareholder from selling shares. In countries that require re-registration, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and re-registering the security.

Designation of Proxy Principals and Proxy Voting Coordinators

GCMLP designates certain employees as Proxy Principals to determine or propose the course of action to be taken with respect to Proxy Requests and certain employees as Proxy Voting Coordinators to coordinate proxy voting activity on behalf of GCMLP.

Managing Conflicts of Interest

GCMLP takes measures to identify and address conflicts of interest with respect to Proxy Requests. The test for determining whether circumstances present a conflict of interest is if it can reasonably be argued that the circumstances give GCMLP or a Proxy Principal a meaningful incentive to respond to a Proxy Request in a manner that:

●	places the interests of GCMLP or the Proxy Principal over the interest of a GCMLP-Managed Account even if there is no apparent detriment to the GCMLP-Managed Account; or
●	places the interests of one GCMLP-Managed Account over the interests of another GCMLP-Managed Account.

GCMLP will not make a final decision with respect to a Proxy Request until it evaluates whether it is subject to a conflict of interest in taking action in response to the Proxy Request and addresses the conflict in a manner designed to serve the best economic interests of the affected GCMLP-Managed Accounts.

Some of the actions GCMLP may take to address any conflicts of interest include:

●	excluding a conflicted party from the decision making process;
●	for GCMLP-Managed Accounts for which GCMLP makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties;
●

for GCMLP-Managed Accounts for which GCMLP has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals; or

●	engaging an independent third party to recommend or determine the actions to be taken on the Proxy Request.

Voting Procedures and Guidelines

GCMLP takes actions on Proxy Requests from Investment Funds and securities received in kind consistent with:

●	the investment objectives, policies and restrictions of the relevant GCMLP-Managed Accounts; and
●	the best economic interest of each relevant GCMLP-Managed Account, except for GCMLP-Managed Accounts for which GCMLP has expressly agreed to consider other factors

GCMLP categorizes the proposals in Proxy Requests from Investment Funds and securities received in kind as either immaterial or material.

Immaterial Proposals

An immaterial proposal would not, in the Proxy Voting Coordinator’s reasonable judgment, either be reasonably likely to have a material adverse effect on the relevant GCMLP-Managed Accounts, for example: a change in the Investment Fund’s name, approval of the previous year’s audited financial statements, re-

appointment of independent auditors or election of directors; or materially adversely change the terms on which future investments may be made by one or more GCMLP-Managed Accounts.

In the discretion of the Proxy Voting Coordinator, GCMLP may abstain from voting on or making voting recommendations on an immaterial Proxy Request.

Material Proposals

A material proposal would, in the Proxy Voting Coordinator’s reasonable judgment, either: be reasonably likely to have a material adverse effect on the relevant GCMLP-Managed Account, or materially adversely change the terms on which future investments may be made by one or more GCMLP-Managed Accounts.

For material proposals, GCMLP acts, or recommends action, in accordance with the Proxy Principal’s determination unless the Investment Committee determines otherwise. GCM Grosvenor’s Chairman or GCMLP’s Operations Committee, however, may override the Proxy Principal’s and Investment Committee’s determinations.

With the Operations Committee’s approval, GCMLP may abstain from voting on or making voting recommendations on a material Proxy Request.

Securities Received in Kind

GCMLP has established voting guidelines for voting Proxy Requests relating to securities received in kind from Investment Funds.

Adverse Measures

GCMLP expects that Proxy Requests may seek approval for measures that reduce a GCMLP-Managed Account’s rights, powers and authority, or increase a GCMLP-Managed Account’s duties and obligations, associated with the security in question. Nevertheless, GCMLP may decide to take favorable action on a proxy that proposes such adverse measures as long as GCMLP reasonably believes that the action will have a reasonable probability of conferring long-term economic benefits over the anticipated holding period of the security in the affected GCMLP-Managed Accounts.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant’s assets are managed by GCMLP. GCMLP maintains a Hedge Fund Strategies Investment Committee (“Investment Committee”) that is responsible for, among other things:

●	identifying, evaluating and monitoring the investment strategies and sub-strategies that may be used for one or more GCMLP-Managed Accounts;

●

approving, from an “investment” perspective, the particular Investment Managers and the particular underlying hedge funds managed by such investment management firms in which the investment funds and accounts that GCMLP manages or advises, including the Registrant, may invest. GCMLP’s Investment Committee must approve a particular Investment Manager and particular Investment Fund(s) managed by such Investment Manager from an “investment” and “risk” perspective before it may invest the assets of the GCMLP-Managed Account in any such Investment Fund(s);

●

determining from time to time guidelines specifying the target percentages of assets (usually determined as a range) which assist GCMLP’s Portfolio Management Teams in proposing, for the GCMLP-Managed Accounts assigned to them, initial and subsequent portfolio allocations to a particular Investment Fund or Investment Funds managed by a particular Investment Manager (“Target Allocations”); and

●	determining the particular investment objectives and investment restrictions (“Investment Objectives and Constraints”) that will apply to GCMLP’s management of each GCMLP-Managed

Account, including the Registrant (in the case of the Registrant, these Investment Objectives and Constraints are subject to approval by the Registrant’s Board of Trustees).

The Investment Committee currently has four members: Mr. David S. Richter (Chair), Mr. David B. Small, Mr. Bradley H. Meyers and Mr. Frederick Pollock. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, GCMLP’s Chairman and Chief Executive Officer, has the authority to determine the outcome in the event of a tie and the authority to veto any affirmative decision made by the Investment Committee. If, however, the Investment Committee rejects or terminates an Investment Manager or Investment Fund, Mr. Sacks is not authorized to override the rejection or termination.

Investment professionals are assigned to separate Portfolio Management Teams (each, a “Portfolio Management Team”), each of which is responsible for the day-to-day management of the GCMLP-Managed Accounts to which it is assigned. The Portfolio Management Team assigned to a GCMLP-Managed Account constructs the initial portfolio (subject to approval by our Portfolio Committee), evaluates the portfolio composition on an ongoing basis, and proposes allocation changes to GCMLP’s Portfolio Committee. Mr. Richter and Mr. Meyers, who are members of our Investment Committee, are responsible for designating the members of each Portfolio Management Team. Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Matthew R. Leimetter as the portfolio manager of the Registrant.

The Registrant’s Portfolio Management Team is responsible for proposing changes to the Registrant’s portfolio from time to time, by employing a combination of “top-down” and “bottom-up” inputs.

The “top-down” inputs consist of:

●	using strategies consistent with the relevant mandate;

●	the requirement to use Investment Managers and Investment Funds that have been approved both by the Investment Committee and Operations Committee;

●	the Target Allocations applicable to the Registrant; and

●	the Investment Objectives and Constraints of the Registrant.

The “bottom-up” inputs consist of the Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Investment Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Registrant’s Investment Objectives and Constraints and other investment restrictions. The Registrant’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Registrant by the Portfolio Management Team assigned to the Registrant.

A brief biography of each of Messrs. Richter, Meyers and Leimetter appears below.

David S. Richter, CPA, Managing Director Hedge Fund Strategies Investment Committee Chair, Co-Head of Research

●	Associated with GCMLP since 1994; joined GCMLP, 2003
●	Previous Experience
o	Waveland Capital Management, L.P., (Long/Short Equity Hedge Fund), 1994-2002
o	JMB Realty Corporation, 1988-1994
o	KPMG Peat Marwick, 1983-1988
●	Education and Accreditations
o	University of Illinois; B.S. (summa cum laude), Accountancy, 1983
o	Certified Public Accountant

o	AICPA Elijah Watt Sells Award, CPA Exam Scores

Bradley H. Meyers, CPA, Managing Director, Hedge Fund Strategies Investment Committee Member, Head of Portfolio Management

●	Joined GCMLP, 2003
●	Previous Experience
o	Merrill Lynch, 1999-2001
o	PricewaterhouseCoopers L.L.P., 1997-1999
●	Education and Accreditations
o	University of Chicago Booth School of Business; M.B.A., Finance, 2003
o	University of Illinois; B.S., Accounting, 1997
o	Certified Public Accountant

Matthew R. Leimetter, Executive Director, Hedge Fund Strategies

●	Joined GCMLP, 2012
●	Previous Experience
o	Merrill Lynch, 2010-2012
●	Education and Accreditations
o	Boston College; B.S., Finance and Leadership in Management, 2010

OTHER ACCOUNTS. The following table provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Registrant’s portfolio as of March 31, 2020. For purposes of this breakdown, leverage and investments in sub-funds are not included.

	# of Accounts Managed[1]	Total Assets Managed	# of Accounts Managed for Which Advisory Fee is Performance Based[2]	Assets Managed for Which Advisory Fee is Performance Based[3]*
DAVID S. RICHTER
Registered investment companies	1	$272.6 million	0	N/A
Other pooled investment vehicles	121	$22.9 billion	46	$10.7 billion
Other accounts	6	$522.3 million	2	$425.6 million
BRADLEY H. MEYERS
Registered investment companies	1	$272.6 million	0	N/A
Other pooled investment vehicles	121	$22.9 billion	46	$10.7 billion
Other accounts	6	$522.3 million	2	$425.6 million
MATTHEW R. LEIMETTER
Registered investment companies
Other pooled investment vehicles	1	$272.6 million	0	N/A
Other accounts	26	$1.6 billion	8	$819.9 million

COMPENSATION STRUCTURE. Messrs. Richter, Meyers and Leimetter each receive a fixed base salary, and Messrs. Richter, Meyers and Leimetter each receive an annual bonus based upon individual performance as well as the success of the firm. In addition, each of Messrs. Richter and Meyers hold an equity participation in the firm, for which they are entitled to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund or any other GCMLP-Managed Account, with the exception that Messrs. Richter and Meyers have each been granted incentive compensation awards tied to the performance of certain GCMLP-Managed Accounts. Additionally, Messrs. Richter, Meyers and Leimetter participate indirectly in a management incentive plan that is tied to the carried interest received by the Firm.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals responsible for the day-to-day investment management of the Registrant owns any interests in the Registrant.

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.
[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.
[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.
[3]

Assets under management as of the end of a particular period include all subscriptions to, and are reduced by all withdrawals from, GCMLP funds effected in conjunction with the close of business the last day of such period. Data for 2020 are estimated and unaudited.

CONFLICTS OF INTEREST

Introduction

GCMLP and its related persons, including GCM Customized Fund Investment Group, L.P. (“GCM CFIG”), are subject to significant conflicts of interest in managing the business and affairs of the Registrant and in making investment decisions for the Fund. Such conflicts could affect GCMLP’s objectivity and the performance of the Fund. Certain of these conflicts are discussed elsewhere in this report and are not repeated here. Others are discussed below. In addition, Part 2A of GCMLP’s SEC Form ADV (a copy of which is available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

GCMLP has fiduciary duties to the Registrant to act in good faith and with fairness in all of GCMLP’s dealings with them, and GCMLP will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Registrant or any other GCMLP-Managed Account:

●

requires GCMLP or any of its related persons (which include persons who either currently are or formerly were related to GCMLP) to devote their full business time to the business and affairs of the Registrant or to the business and affairs of the GCMLP-Managed Accounts in general; or

●	limits or restricts GCMLP or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, GCMLP and its related persons may act as investment adviser to or investment manager of GCMLP-Managed Accounts that are not in existence as of the date of this report, whether or not having investment objectives similar to those of the Registrant or other then-existing GCMLP-Managed Accounts on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to investors in the Registrant.

Further, GCMLP and its related persons may engage in any other businesses or ventures. GCMLP has no obligation to make investment opportunities in any such businesses or ventures available to the Registrant or any other GCMLP-Managed Account (or to investors or participants in the Registrant or any other GCMLP-Managed Account) and (except to the extent GCMLP determines otherwise) the Registrant and the other GCMLP-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

●	compete with the Registrant and the other GCMLP-Managed Accounts for the time and attention of GCMLP and its related persons; and

●	potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, GCMLP and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Registrant and other GCMLP-Managed Accounts. GCMLP and its related persons will have no obligation to compensate the Registrant or any other GCMLP-Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Registrant or any other GCMLP-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

Additionally, neither GCMLP nor GCM CFIG is under any obligation to share with the other business unit (or the clients of other business unit) any investment opportunities it identifies.

Differences in GCMLP-Managed Accounts

GCMLP and its related persons currently manage or advise numerous GCMLP-Managed Accounts in addition to the Fund, and expect to manage or advise additional GCMLP-Managed Accounts in the future. Certain GCMLP-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Fund. It is not anticipated, however, that the Registrant and other GCMLP-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

●	different investment proposals made by the different Portfolio Management Teams assigned to the different GCMLP-Managed Accounts, as outlined below;

●	regulatory and/or tax restrictions that apply to certain GCMLP-Managed Accounts but not to others, as outlined below;

●	investment constraints imposed by Investment Managers on certain GCMLP-Managed Accounts but not on others, as outlined below;

●	the availability of particular Investment Funds for investment by GCMLP-Managed Accounts at certain times but not at others;

●	different risk/return characteristics (notwithstanding that such GCMLP-Managed Accounts generally have similar investment objectives);

●	client-imposed portfolio management restrictions and/or other client instructions; and

●	the amount of cash available for investment by different GCMLP-Managed Accounts at certain times.

The Registrant and other GCMLP-Managed Accounts may be assigned to different Portfolio Management Teams even though the Registrant and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives. GCMLP’s Portfolio Management Teams are authorized to invest the assets of the GCMLP-Managed Accounts assigned to them in a wide range of Investment Funds (subject to final approval by Messrs. Richter and Meyers). As a result, it is expected that the Registrant and other GCMLP-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Registrant and such other GCMLP-Managed Accounts have identical or substantially similar investment objectives. Further, the factors outlined above are likely to result in different portfolios for GCMLP-Managed Accounts assigned to the same Portfolio Management Team, even though such GCMLP-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Registrant from participating in investment opportunities that are available to one or more other GCMLP-Managed Accounts. Similarly, the Investment Managers of the Investment Funds in which the Registrant may wish to invest may impose investment restrictions on the Registrant but not on other GCMLP-Managed Accounts. Such restrictions could render the Registrant ineligible to invest, in whole or in part, in an Investment Registrant in which one or more other GCMLP-Managed Accounts are free to invest, to the possible detriment of the Fund.

As a result of certain restrictions imposed by the 1940 Act on investments by the Registrant in “affiliated persons” (as that term is defined in the 1940 Act) of the Fund, it is possible that if a GCMLP-Managed Account invests in an Investment Fund in which the Registrant is also an investor, such GCMLP-Managed Account’s investment (including the Fund’s) in such Investment Fund may be required to forego some or all of its voting rights associated with such investment.

In addition, in situations where the Registrant and other GCMLP-Managed Accounts own, in the aggregate, 25% or more of the interest in a particular Investment Fund, the 1940 Act will effectively preclude the Registrant and the other GCMLP-Managed Accounts from making additional investments in such Investment Fund, even though the relevant Portfolio Management Team may determine that it would be appropriate for the GCMLP-Managed Accounts (including the Registrant) assigned to them to make additional investments in such Investment Fund. Because GCMLP believes that GCMLP-Managed Accounts other than the Registrant should not be compelled to forego investment opportunities that otherwise would be available to them but for the restrictions imposed by the 1940 Act (which restrictions would not apply to such GCMLP-Managed Accounts in the absence of the Fund’s participation in such investments), GCMLP may, in certain circumstances, determine not to invest assets of the Registrant in, or to cause the Registrant to redeem or withdraw from, a particular Investment Fund so that other GCMLP-Managed Accounts may invest in such Investment Fund. If GCMLP causes the Registrant to redeem or withdraw from an Investment Fund, the Registrant may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption or withdrawal (e.g., losing a performance or incentive compensation “loss carryforward”, incurring redemption or withdrawal charges, etc.)

As a result of these and other factors:

●

the Registrant may have a different investment portfolio (and, as a result, different performance results) from other GCMLP-Managed Accounts even though the Registrant and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives; and

●	no assurance can be given that:
o

the Registrant will participate in all investment opportunities in which one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons participate;

o

particular investment opportunities allocated to one or more GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons will not outperform investment opportunities allocated to the Fund; or

o

the Fund, on the one hand, and one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive to Favor One or More GCMLP-Managed Accounts Over One or More Other GCMLP-Managed Accounts

GCMLP’s Portfolio Management Teams might have an incentive to favor one or more GCMLP-Managed Accounts over the Registrant (for example, with regard to the selection of Investment Funds for those GCMLP-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” GCMLP-Managed Account(s) might pay GCMLP more for its services than the Registrant or other GCMLP-Managed Accounts that invest in the Fund. For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for GCMLP-Managed Accounts (including the Registrant) from which GCMLP receives performance-based compensation—in preference to GCMLP-Managed Accounts from which GCMLP does not receive performance-based compensation—because GCMLP may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of GCMLP’s Portfolio Management Teams may have an incentive to favor one or more GCMLP-Managed Accounts over the Registrant if such person has personal investments in such “favored” GCMLP-Managed Accounts.

As outlined below under “GCMLP’s Ability To Invest in the Same Securities in which the Registrant Invests,” GCMLP has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all GCMLP-Managed Accounts (as well as the proprietary accounts of GCMLP and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

GCMLP’s Ability To Invest in the Same Securities in which the Registrant Invests

GCMLP and/or its related persons invest in GCMLP-Managed Accounts (including the Registrant) for their own accounts alongside Shareholders who are not related to them. When they do so, GCMLP and/or its related persons participate in the investment opportunities in which such GCMLP-Managed Accounts participate, alongside the other Shareholders in such GCMLP-Managed Accounts.

In addition, GCMLP and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of GCMLP-Managed Accounts (including the Registrant). For example, GCMLP and/or its related persons may invest in an Investment Fund in which one or more GCMLP-Managed Accounts (including the Registrant) invest. Further, GCMLP and/or its related persons may invest in an Investment Fund at or about the same time one or more GCMLP-Managed Accounts (including the Registrant) invest in such Investment Fund.

GCMLP, its related persons and one or more GCMLP-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Registrant and/or one or more other GCMLP-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same as or more advantageous than those applicable to the investments that may be made by the Registrant and/or such other GCMLP-Managed Account(s) with such Investment Manager. To the extent that GCMLP and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Registrant and/or one or more other GCMLP-Managed Accounts may invest with such Investment Manager, GCMLP and/or its related persons may have an incentive to maintain or increase the investment by the Registrant and such other GCMLP-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of GCMLP and/or its related persons.

In certain cases, an Investment Fund may have what GCMLP refers to as “limited capacity.” An Investment Fund has “limited capacity” when it is not willing to accept all capital that GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons wish to invest in such Investment Fund. If GCMLP and/or its related persons wish to invest in such an Investment Fund at a time when an investment in such Investment Fund is appropriate for the Fund, GCMLP has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to GCMLP and/or its related persons. In order to avoid this conflict, GCMLP may determine in certain cases that it and/or its related persons will not directly participate in an Investment Fund that has “limited capacity” unless and until all GCMLP-Managed Accounts (including the Registrant) that wish to invest in such Investment Fund (including, for this purpose, GCMLP-Managed Accounts in which GCMLP and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

In other cases, GCMLP employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons. Under these policies and procedures, to the extent that one or more GCMLP-Managed Accounts (including the Registrant), GCMLP and/or GCMLP’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Investment Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Investment Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures. (Similarly, if interests in an Investment Fund are available in the “secondary market” but such interests are not available in an amount sufficient to satisfy the aggregate amount that Participating Accounts wish to invest in such interests, such interests generally are allocated to each Participating Account that has funds available to make such investment in the proportion that the amount such Participating Account wishes to invest in such interests bears to the aggregate amount that all Participating Accounts wish to invest in such interests, subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures).

GCMLP frequently seeks to obtain agreements from Investment Managers under which Investment Funds managed by such Investment Managers agree to accept specified dollar amounts of capital from GCMLP-Managed Accounts (considered in the aggregate) at specified investment dates and/or over specified time periods. In cases where GCMLP is able to negotiate “capacity” of this type for the GCMLP-Managed Accounts with respect to a particular Investment Fund, such capacity is not reserved solely for those GCMLP-Managed Accounts that are in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent such capacity is allocated to a GCMLP-Managed Account that was in existence on the date that GCMLP negotiated such capacity; such allocation is not reserved solely for persons who were Shareholders or participants in such GCMLP-Managed Account on that date. Instead, such capacity is made available to all GCMLP-Managed Accounts that wish to invest in such Investment Fund, based on the allocation decisions of their respective Portfolio Management Teams and the application of GCMLP’s capacity allocation guidelines, regardless of whether such GCMLP-Managed Accounts were in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent that any such capacity is allocated to a GCMLP-Managed Account that existed on that date, all Shareholders or participants in such GCMLP-Managed Account participate in such capacity in accordance with their respective economic interests in such GCMLP-Managed Account, even if such Shareholders or participants invested in such GCMLP-Managed Account subsequent to that date.

As outlined in greater detail below in “Different Reporting Packages,” in certain cases, GCMLP provides information relating to Investment Funds (including GCMLP’s opinions and investment decisions in respect of such Investment Funds) to: (i) participants in GCMLP-Managed Accounts; and (ii) clients to whom GCMLP provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Investment Funds or withdraw or redeem their direct investments in such Investment Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

●

invest directly in Investment Funds in which one or more GCMLP-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other GCMLP-Managed Accounts if such Investment Funds have “limited capacity;” and/or

●

withdraw or redeem from Investment Funds in which one or more other GCMLP-Managed Accounts are invested (or from which they are contemplating withdrawing or redeeming their investments), potentially to the detriment of such other GCMLP-Managed Accounts if such Investment Funds subject their shareholders to “gates” or other withdrawal or redemption restrictions that create “limited capacity” to withdraw or redeem from such Investment Funds.

GCMLP’s Ability To Withdraw or Redeem from Investments in which GCMLP-Managed Accounts Invest

Certain GCMLP-Managed Accounts (including the Registrant) may wish to withdraw or redeem from an Investment Fund at the same time that other GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) wish to withdraw or redeem from such Investment Fund. The ability to withdraw or redeem from any Investment Fund may differ materially from investor to investor due to the timing of their respective investments in the Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why certain GCMLP-Managed Accounts may wish (or be compelled to) withdraw or redeem from a particular Investment Fund as of a particular date also may differ materially from the reasons why other GCMLP-Managed Accounts (and/or GCMLP and its related persons) may wish (or be compelled to) withdraw or redeem from such Investment Fund as of such date. Withdrawals or redemptions or subscriptions by GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons from or to a particular Investment Fund could in certain cases adversely affect other GCMLP-Managed Accounts (including the Registrant) that are invested in such Investment Fund. Significant withdrawals or redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause an Investment Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, GCMLP has a conflict of interest in making withdrawals or redemptions or subscriptions for the GCMLP-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more GCMLP-Managed Accounts (and/or GCMLP and its related persons) may withdraw or redeem from a particular Investment Fund on a date as of which one or more other GCMLP-Managed Accounts (including the Registrant) are not able to do so. For example, certain GCMLP-Managed Accounts (and/or GCMLP and its related persons) may have invested in a particular Investment Fund pursuant to a “lock-up” that has expired, where as one or more other GCMLP-Managed Accounts (including the Registrant) may still be subject to “lock-ups” in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund subsequent to the time that other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons.

In addition, certain withdrawal or redemption “gates” are, for example, calculated based on withdrawals or redemptions during an entire quarter or other period, so that if certain GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) withdraw or redeem during a quarter, this could prevent one or more other GCMLP-Managed Accounts (including the Registrant) from withdrawing or redeeming at quarter-end, whereas the earlier withdrawals or redemptions are unaffected.

In sum, because the ability to withdraw or redeem from any Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors, certain GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) may have withdrawal or redemption rights that differ from those of the Fund, and that the exercise of such rights could have a materially adverse effect on the Fund.

Investment in Different Parts of the Capital Structure

At times, GCMLP-Managed Accounts and funds managed by GCMLP’s affiliates (together “GCM Grosvenor Funds”) invest in companies in which GCMLP, its affiliates, or one or more other GCM Grosvenor Funds also invest, either directly or indirectly through an underlying fund. Investments in a company by certain GCM Grosvenor Funds may be made prior to the investment by other GCM Grosvenor Funds, concurrently, including as part of the same financing plan or subsequent to the investments by such other GCM Grosvenor Funds. Any such investment by a GCM Grosvenor Fund may consist of securities or other instruments of a different class or type from those in which other GCM Grosvenor Funds are invested, and may entitle the holder of such securities or other instruments to greater control or to rights that otherwise differ from those to which such other GCM Grosvenor Funds are entitled. In connection with any such investments, including as they relate to acquisition, owning and disposition of such investments, the GCM Grosvenor Funds have conflicting interests and investment objectives, and any difference in the terms of the securities or other instruments held by such parties may raise additional conflicts of interest for GCM Grosvenor Funds and GCMLP and its affiliates. For example, certain GCM Grosvenor Funds may invest in the common equity of a company that subsequently issues debt that is held, directly or indirectly, by one or more other GCM Grosvenor Funds; the interests of these two groups of Shareholders in the company under certain circumstances can be unaligned or adverse, particularly in times of stress for the company. This conflict may be exacerbated to the extent that representatives of GCMLP or its affiliates serve on an advisory or other board or committee related to such company or GCM Grosvenor Funds’ investment in such company. In certain instances, GCM Grosvenor Funds and/or GCM Grosvenor and its affiliates invest as a minority investor as part of a larger investing group or syndicate. In such cases, the financial sponsor, and not GCMLP or its affiliates, will be in the position to negotiate and potentially make decisions on behalf of the holders of the relevant class of equity or debt holders. GCMLP recognizes that conflicts arise under such circumstances and will endeavor to treat all GCM Grosvenor Funds fairly and equitably.

Treatment as an Investment Group for Certain Transactions by GCMLP-Managed Accounts

In certain cases, although each investment in an Investment Fund by a GCMLP-Managed Account is a distinct transaction, Investment Funds agree to treat all investments made by GCMLP-Managed Accounts as if they had been made by the same investor for purposes of applying certain business terms such as “gates.” GCMLP enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating GCMLP-Managed Accounts. However, under arrangements such as these, certain GCMLP-Managed Accounts could make complete withdrawals or redemptions provided that other GCMLP-Managed Accounts do not withdraw or redeem, as the former GCMLP-Managed Accounts could make use of the withdrawal or redemption capacity allocable to the entire “investment group.” For example, if a GCMLP-Managed Account that is part of an “investment group” were to withdraw or redeem from an Investment Fund because such GCMLP-Managed Account either itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio, or otherwise requires liquidity, its withdrawal or redemption could reduce withdrawal or redemption capacity for other members of the “investment group.” However, these arrangements also have certain drawbacks. In this example, depending on the actual terms of the applicable “gate,” a particular GCMLP-Managed Account that participates in an “investment group” may be entitled to receive less withdrawal or redemption proceeds in respect of a particular withdrawal or redemption than would be the case had such GCMLP-Managed Account not participated in such “investment group.”

In certain cases, GCMLP is able to negotiate favorable investment terms with the Investment Managers of Investment Funds, but often on the condition that the GCMLP-Managed Accounts (which, in certain cases, could include proprietary accounts of GCMLP or its related persons) collectively maintain an aggregate minimum level of invested capital in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by GCMLP-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable investment terms for all GCMLP-Managed Accounts that invest in such Investment Funds creates a conflict of interest in that it creates an incentive for GCMLP to cause a GCMLP-Managed Account to invest in or not to withdraw or redeem from a given Investment Fund in order to maintain the minimum threshold investment. Proprietary capital of GCMLP and its related persons—whether invested directly in an Investment Fund or through a GCMLP-Managed Account in which GCMLP or its related persons invest—may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although GCMLP enters into the types of arrangements outlined above because it believes that they generally can be expected to benefit all GCMLP-Managed Accounts, there may be particular facts and circumstances under which particular GCMLP-Managed Accounts (including the Registrant) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Investment Funds

GCMLP and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including GCMLP-Administered Funds, discussed below), at times when investments in such Investment Funds would not be appropriate for the Registrant or other GCMLP-Managed Accounts. If GCMLP should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the GCMLP-Managed Accounts, that such an Investment Fund is an appropriate investment for the GCMLP-Managed Accounts, GCMLP and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Registrant if, for regulatory or other reasons, the Registrant would be (or, in GCMLP’s reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments by Investment Funds in Securities Issued by GCMLP

Certain of the Investment Funds in which the Registrant invests may hold notes or other securities issued from time to time by GCMLP or an affiliate, and GCMLP may be aware that such Investment Funds do so. The fact that certain Investment Funds may hold notes or other securities issued by GCMLP or its parent company could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw or redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Registrant that would be different from the decisions it would make for the Registrant if such potential conflict did not exist.

Investments in Investment Funds Managed by Clients

Certain of the Investment Funds in which the Registrant invests may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, and GCMLP may be aware of such investments. The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw or redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Registrant that would be different from the decisions it would make for the Registrant if such potential conflict did not exist.

Different Reporting Packages

Different participants in GCMLP-Managed Accounts, as well as certain other persons (including (i) persons to whom GCMLP provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in GCMLP or who otherwise currently are, or who previously have been, associated with GCMLP), receive oral and/or written reports from GCMLP that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

●	the types of services GCMLP provides to such participants;
●	the size of their investments with GCMLP;
●	requests for specific types of information made by such participants or persons acting on their behalf;

●	negotiations between GCMLP and such participants or other persons acting on their behalf; and/or
●	GCMLP’s internal assessment of the likely reporting needs of such participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Investment Funds in which the GCMLP-Managed Accounts, including the Fund, invest (or in which they are contemplating an investment).

In certain cases, GCMLP provides information to recipients in the GCMLP-Managed Accounts for purposes of enabling them to monitor their investments in the GCMLP-Managed Accounts. In these cases, GCMLP cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

●	withdraw or redeem from a GCMLP-Managed Account or increase its investment in a GCMLP-Managed Account (including the Registrant);

●

invest directly in Investment Funds in which GCMLP-Managed Accounts (including the Registrant) are invested (or in which they are contemplating investments), potentially in competition with the GCMLP-Managed Accounts (including the Registrant); or

●

withdraw or redeem from Investment Funds in which GCMLP-Managed Accounts (including the Registrant) are invested (or from which they are contemplating withdrawing or redeeming their investments), potentially to the detriment of the GCMLP-Managed Accounts (including the Registrant).

In other cases, GCMLP provides information relating to Investment Funds to participants in GCMLP-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Investment Funds or withdraw or redeem their investments in such Investment Funds. In these cases, it can be expected that such participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on participants who do not receive the same information provided to other participants.

Notwithstanding the foregoing, recipients of GCMLP’s oral and written reports should be aware that:

●

GCMLP does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without GCMLP’s express prior written consent, and any such action taken without GCMLP’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

●

by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

GCMLP strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from GCMLP relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Investment Funds

From time to time, GCMLP determines that it is appropriate for one or more GCMLP managed accounts to dispose of, or decrease, their investments in a particular Investment Fund as of a particular date (each, a “Divesting Account”), while also determining that it is appropriate for one or more other GCMLP Managed Accounts to invest, or increase their investments, in such Investment Fund as of the same date (each, an “Investing Account”).

In certain cases, GCMLP will implement decisions such as these by causing a Divesting Account to withdraw or redeem its interest in an Investment Fund at the net asset value (as calculated and reported by the Investment Manager of such Investment Fund), while simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the same net asset value.

In other cases, GCMLP will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

●

GCMLP refers to transactions of the types outlined above as “transfers” (even though the first type of transaction outlined above does not involve any transfer between the affected GCMLP-Managed Accounts, but only a divestment from an Investment Fund by one or more GCMLP-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other GCMLP-Managed Accounts);

●

GCMLP refers to a transaction in which a Divesting Account withdraws or redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a “cash transfer”; and

●

GCMLP refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, GCMLP is able to negotiate arrangements with Investment Managers—either at the inception of GCMLP’s relationship with an Investment Manager or on a case-by-case basis after GCMLP has established such a relationship—that permit a GCMLP-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Investment Fund to “stand in the shoes” of the transferor GCMLP-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. GCMLP generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee GCMLP-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit GCMLP from effecting transactions in which business terms are carried over from the transferor GCMLP-Managed Account to the transferee GCMLP-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Investment Funds by GCMLP-Managed Accounts that are subject to ERISA to any other GCMLP-Managed Accounts, regardless of whether the transferee GCMLP-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from GCMLP-Managed Accounts that are not subject to ERISA to GCMLP-Managed Accounts that are subject to ERISA. Accordingly, GCMLP-Managed Accounts that are not subject to ERISA may not always be able to take advantage of arrangements of the type discussed above even though GCMLP-Managed Accounts that are subject to ERISA (including certain GCMLP-Managed Accounts in which persons employed by or otherwise associated with GCMLP invest) may.

GCMLP’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in an Investment Fund when transferring interests in such particular Investment Fund from one GCMLP-Managed Account to another GCMLP-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team decides, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Registrant will not participate in “book entry transfers” because of potential restrictions imposed by the 1940 Act. To the extent the Registrant participates in “cash transfers,” in no instance will any party, including GCMLP or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any such cash transfer.

Trade and Clerical Errors

Subject to the considerations set forth below, GCMLP is under no obligation to reimburse the Registrant for any errors or mistakes made by GCMLP, its employees or its agents with respect to GCMLP’s placing or executing trades for the Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as GCMLP considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Fund’s Investment Management Agreement or the Fund’s Investment Advisory Agreement, GCMLP will be obligated to reimburse the Fund, as the case may be, for losses sustained by the Fund, as the case may be, as a result of any Trade or Clerical Error that is caused by GCMLP’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, GCMLP will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Fund, as the case may be. GCMLP has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of GCMLP’s failure to adhere to the applicable standard of care, GCMLP, in its sole discretion, reserves the right to reimburse the Fund, as the case may be, for any losses sustained by the Registrant as a result of such Trade or Clerical Error. GCMLP’s reimbursement of the Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of GCMLP’s general policy to cause the Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of GCMLP’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Fund, as the case may be, and will not be retained by GCMLP.

Receipt of Sensitive Information

From time to time, GCMLP receives, from Investment Managers of the Investment Funds in which the GCMLP-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these cases, legal or regulatory constraints and GCMLP’s policies designed to address such constraints could prevent GCMLP from acting in the manner in which it otherwise would act on behalf of one or more GCMLP-Managed Accounts, including the Fund.

Proxy Voting

GCMLP has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Registrant and the other GCMLP-Managed Accounts. These policies and procedures are summarized in Item 7 of this Form N-CSR.

GRV Securities LLC and Distribution Agents

GRV Securities LLC (the “Distributor”), an affiliate of GCMLP, serves as a distributor and/or placement agent for certain investment funds managed by GCMLP or its affiliates, including the Fund, and GCMLP may from time to time engage other distribution or similar agents to assist it in marketing Shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and is a member of FINRA. The Distributor’s sole function is to serve as a distributor and/or placement agent for certain GCMLP-Managed Accounts, including the Fund. Pursuant to a Master Placement Agent Agreement, GCMLP and its affiliates compensate the Distributor on a flat annual fee basis for placement agent/distribution services provided by the Distributor, regardless of the success of the Distributor’s services. The Distributor does not receive compensation from the Registrant for the distribution of Shares and/or placement of interests, except in accordance with the Class A Plan. Investors in the Registrant should understand that:

●	in connection with acting as distributor on behalf of the Registrant, GRV Securities acts as an agent of the Registrant, not as an agent of or a broker for the Investor; and

●	the Distributor’s distribution activities on behalf of the Registrant should not be construed as a recommendation to purchase Shares, as the Distributor makes no such recommendations.

The Distributor has an incentive to introduce the Registrant to prospective Shareholders, since additional investments in the Registrant will result in additional investment management/advisory fees for GCMLP.

If a prospective investor acquires shares as a result of a recommendation made by any other placement, distribution or similar agent retained by GCMLP to assist it in marketing shares, the prospective investor should not view such recommendation as being disinterested, as GCMLP generally will pay the agent for the introduction. Also, the investor should regard any such agent as having an incentive to recommend that the investor retain its shares, since GCMLP may pay such agent a portion of GCMLP’s fees for all periods during which the investor holds such shares.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Investment Funds, the Registrant invests in Investment Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Registrant purchases or sells investments other than investments in Investment Funds, GCMLP has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales—which commissions or other compensation are borne by the Fund.

In determining which intermediaries to use, GCMLP focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Typically, GCMLP does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pays up” for such services. However, GCMLP may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and—although GCMLP does not request research-related products or services from such financial intermediaries—GCMLP may on occasion receive and use research provided by such intermediaries. In this situation, GCMLP receives a benefit because it does not have to produce or pay for the research. Accordingly, GCMLP may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without GCMLP’s request, GCMLP believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Registrant engages in “secondary market” transactions in interests in Investment Funds, GCMLP generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Redemptions and Illiquid Investments

GCMLP may have a conflict of interest in processing redemptions. As an example, GCMLP must determine whether to cause the Registrant to pay out the redemption proceeds attributable to Investment Funds from which the Registrant cannot withdraw or redeem (or cannot withdraw or redeem without incurring a withdrawal or redemption charge) as of the applicable redemption date or to require that the redeeming Shareholder continue to participate in such Investment Funds until the Registrant can withdraw or redeem capital from them. Paying out such redemption proceeds may reduce the liquidity and increase the concentration of the Fund’s continuing portfolio, while not doing so exposes the redeeming Shareholder to incremental risk.

Relationships with Consulting Firms

Persons employed by or otherwise associated with GCMLP may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

•	analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

•	recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

•	selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

•	recommending particular “fund of funds” investment managers to clients of such consulting firms;

•	recommending that clients of such consulting firms continue to retain the services of, or terminate, “fund of funds” investment managers; and/or

•	otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or terminate, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with GCMLP, such persons may have an incentive to select GCMLP as a potential manager of the assets of clients of such consulting firms, to recommend GCMLP to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize GCMLP’s services.

GCMLP believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. GCMLP urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

GCMLP from time to time enters into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide GCMLP certain performance or other data on the “fund of funds” industry. GCMLP may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will GCMLP enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to GCMLP for compensation from GCMLP discloses that fact to all clients to whom it recommends GCMLP.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with GCMLP or its affiliates may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Investment Funds or with other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts. In certain cases, such persons employed by or otherwise associated with GCMLP may be responsible for:

analyzing and/or monitoring existing or prospective Investment Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts;

●	recommending that GCMLP approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

●	recommending that one or more GCMLP-Managed Accounts add capital to, or withdraw or redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

●	making the final decision to approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

●

making the final decision to cause one or more GCMLP-Managed Accounts to add capital to, or withdraw or redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

●	recommending that GCMLP retain other third-parties that wish to provide services to GCMLP and/or one or more GCMLP-Managed Accounts; and/or

●	recommending that GCMLP terminate third-parties that provide services to one or more GCMLP-Managed Accounts.

In cases where persons employed by or otherwise associated with GCMLP have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective

Investment Funds or other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts, such persons have an incentive to base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts. GCMLP, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

GCMLP personnel sometimes receive gifts, meals and/or entertainment from service providers doing business with GCMLP and/or one or more GCMLP-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. GCMLP maintains policies and procedures that it believes are reasonably designed to preserve GCMLP’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by GCMLP personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that GCMLP’s employees receive gifts, meals or entertainment from a service provider or prospective service provider, such employees have an incentive to seek to cause GCMLP and/or one or more GCMLP-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such GCMLP-Managed Account(s).

GCMLP from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which sometimes include Shareholders and prospective Shareholders). In certain cases, GCMLP provides such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

GCMLP from time to time contributes to events sponsored by clients and prospective clients, including Shareholders and prospective Shareholders in the Fund, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and other events honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain GCMLP as their investment manager/adviser or to maintain existing investment management/advisory relationships with GCMLP.

Charitable and Philanthropic Activities

GCMLP and its principals, and Investment Managers of the Investment Funds in which the Registrant invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

Similarly, GCMLP and its principals, and investors or participants in GCMLP-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and investors or participants in GCMLP-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and investors or participants in GCMLP-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

GCMLP has frequent interaction with consultants and financial advisors who represent prospective and existing investors or participants in the GCMLP Managed Accounts. GCMLP does not pay these consultants or financial advisors to recommend GCMLP or any GCMLP-Managed Account to their clients. However, consultants and financial advisors have from time to time invited GCMLP and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. GCMLP has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

The Investment Managers

The Investment Managers of the Investment Funds in which the Registrant invests are likely to be subject to many of the same types of conflicts of interest to which GCMLP is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds they manage. Neither the Fund nor the Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds in any respect for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than the Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Fund’s investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers determine the valuation of the illiquid, longer-term investments held by their Investment Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Investment Funds and the advisory compensation received by the Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

●

have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

●

do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Investment Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits), which may or may not benefit certain Investment Funds which “pay up” so that the Investment Manager may receive such services (see below).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Investment Funds managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Investment Funds in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause an Investment Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

Under MiFID II, E.U. Investment Managers, including certain Investment Managers, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by Investment Managers located in the E.U., if applicable, and in certain circumstances may result in other Investment Managers reducing the use of soft dollars as to certain groups of clients or as to all clients.

GCMLP generally is authorized to consent on behalf of the Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial performance/incentive fees or other performance/incentive compensation), they can create material valuation and illiquidity risks for Shareholders. In addition, performance/incentive fees or other performance/incentive compensation may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of an Investment Fund.

Certain Disclosure Issues

GCMLP and its related persons have a conflict of interest in determining whether to disclose certain information—not otherwise required to be disclosed by applicable laws or regulations to—concerning GCMLP and its related persons to existing or prospective Shareholders. In certain cases, GCMLP may conclude that such disclosure could be damaging to GCMLP’s business, which may give GCMLP incentives to determine that such information is not material and need not be disclosed to Shareholders and/or prospective Shareholders even though it might be of interest to them.

GCMLP and its related persons also have a conflict of interest in determining whether to disclose certain information—not otherwise required to be disclosed by applicable laws or regulations—to certain but not other Shareholders and/or prospective Shareholders. GCMLP has policies in place which address the issue of “disparate reporting” to different Shareholders but will be subject to conflicts of interest in applying such policies due to GCMLP’s interest in meeting the informational requirements of larger Shareholders which may request additional disclosures (See “—Different Reporting Packages,” above).

In determining what disclosures to make, GCMLP gives careful consideration to their fiduciary obligations of disclosure and their responsibility to treat all Shareholders and/or prospective Shareholders fairly.

Reputational Matters

In certain cases, GCMLP and its related persons may have a conflict of interest between acting in what might be the best interest of a GCMLP-Managed Account and ensuring that GCMLP avoids publicity or any reputational harm. For example, there may be certain tax positions which other market participants take and which would benefit the GCMLP-Managed Accounts but which GCMLP does not take out of concern for not being seen to be “aggressive” in the tax planning for GCMLP-Managed Accounts. Similar issues may arise in other regulatory contexts. GCMLP attempts to resolve these issues in the best interests of the GCMLP-Managed Accounts within the constraints of what it believes to be “best practices” in the alternative investment industry.

Other Matters

The Adviser, its affiliates (including the Distributor) and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser and its affiliates, and those of the Selling Agents, that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Distributor have adopted codes of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund solely because they are advised by the Adviser or one of its affiliates or because they have common officers, directors or managing members or as otherwise allowed by rule or SEC Staff interpretation. All such purchases and sales would be made pursuant to procedures that would be adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act or as otherwise allowed by rule or SEC Staff interpretation. Among other things, those procedures would be intended to ensure that (i) each such transaction will be effected for cash consideration at the current market price of the particular securities, (ii) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of the Adviser may act as broker for the Fund or the Investment Funds in effecting securities transactions.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive officer and principal financial officer, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END INVESTMENT MANAGEMENT COMPANIES

Not applicable.

ITEM 13	– EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEDGE FUND GUIDED PORTFOLIO SOLUTION

By:	/s/ Scott J. Lederman
Scott J. Lederman
Trustee, Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Trustee, Chief Executive Officer and President	June 9, 2020
Scott J. Lederman
By:	/s/ Kathleen P. Sullivan	Chief Financial Officer and Treasurer	June 9, 2020
Kathleen P. Sullivan

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